SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                     0-26483                 94-3236309
(State or other jurisdiction   (Commission File Number)     I.R.S. Employer
    of incorporation or                                  Identification Number)
       organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5.  Other Events.

On February 27, 2003, VaxGen, Inc. (the "Company") issued a statement that the Company's analysis of data from its Phase III clinical trial of AIDSVAX B/B followed a statistical analysis plan that was agreed on in advance with the U.S. Food and Drug Administration. The statistical analysis plan included analyses of various subgroups, including racial backgrounds. The results the Company reported on Monday remain accurate as stated, and the analysis continues.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT         DESCRIPTION

99.1            Press Release issued February 27, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VaxGen, Inc.
                                            (Registrant)

Dated: February 28, 2003                    By:  /s/ Carter A. Lee
                                            ---------------------------
                                            Carter A. Lee
                                            Senior Vice President
                                            Finance & Administration

                                  EXHIBIT INDEX


EXHIBIT No.     DESCRIPTION
-----------     -----------

99.1            Press Release issued February 27, 2003.